UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event): July 26, 2013

POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 26, 2013, Constellation Energy Partners Management, LLC, a Delaware limited liability company, and wholly-owned subsidiary of PostRock Energy Corporation (“PostRock”), delivered written notice to Constellation Energy Partners LLC (“Constellation”) of its intent to nominate Helen S. Cohen and Stephen M. Bradshaw for election to the Board of Managers of Constellation at the 2013 annual meeting of members. A copy of the notice is attached as an exhibit to Amendment No. 3 to the Schedule 13D in respect of Constellation filed by PostRock and certain other reporting persons identified therein on July 29, 2013.

CONSTELLATION ENERGY PARTNERS MANAGEMENT, LLC, POSTROCK ENERGY CORPORATION, WHITE DEER ENERGY L.P., AND OTHERS MAY BE DEEMED PARTICIPANTS (THE “PARTICIPANTS”) IN A SOLICITATION OF PROXIES IN RESPECT OF THE ELECTION OF MEMBERS TO THE BOARD OF MANAGERS OF CONSTELLATION ENERGY PARTNERS LLC. THE PARTICIPANTS INTEND TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SECURITYHOLDERS OF CONSTELLATION ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER PROXY MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INFORMATION REGARDING THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN SUCH PROXY STATEMENT AND THE PARTICIPANT’S SCHEDULE 13D RELATING TO CONSTELLATION ENERGY PARTNERS LLC (AS AMENDED, THE “SCHEDULE 13D”). UPON REQUEST, THE PARTICIPANTS WILL PROVIDE COPIES OF THE PROXY STATEMENT AT NO CHARGE WHEN IT BECOMES AVAILABLE. THE PROXY STATEMENT AND ALL OTHER PROXY MATERIALS WILL ALSO BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

The information furnished pursuant to Item 8.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by PostRock under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

By:	/s/ David J. Klvac
David J. Klvac Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: July 29, 2013